SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 11, 2004

                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                     90023
  (Address  of  Principal  Executive  Offices)                      (Zip Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

             Exhibit No.     Description

             99.2            Press release dated March 11, 2004

ITEM 12. Results of Operations and Financial Condition

     On March 11, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2003 and filed a Current Report on Form 8-K with a copy of the press release attached as an exhibit. The press release that was attached to the Form 8-K as Exhibit
99.2 contained two errors. It incorrectly reported (in the third paragraph) that the Company planned to open 121 new stores in Dallas, Texas instead of the correct number, 12 new stores in Dallas, Texas. It also incorrectly stated (in the third paragraph under "Guidance") that the total gross margin for the second quarter is projected in the range of 41.0% to 41.2%; this should have stated that the total gross margin for the second quarter is projected in the range of 40.0% to 40.2%. A corrected Exhibit 99.2 is attached to this Current Report on Form 8-K/A and is incorporated herein by reference. The information in this Current Report on Form 8-K/A, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          99(cent)ONLY STORES

Date:  March 12, 2004                     By:  /S/ ANDREW FARINA


                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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                         EXHIBIT INDEX

Exhibit No.     Description

99.2            Press release dated March 11, 2004


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